UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton	Bermuda	HM12
(Address of Principal Executive Offices)		(Zip Code)
+44 8002 343065
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on January 10, 2023, Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the “Company” or “Wejo”), entered into a business combination agreement (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with TKB Critical Technologies 1, a Cayman Islands exempted company (“TKB”) and Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of the Company (“Merger Sub 1”), and upon execution of a joinder to the Business Combination Agreement, each of Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned subsidiary of the Company (“Holdco”), and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned Subsidiary of Holdco (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Business Combination Agreement.

On March 27, 2023, the Company and TKB entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”). The Amendment amends the Business Combination Agreement as follows: (i) to permit TKB to create, assume or incur any indebtedness, guarantee indebtedness of another, or repay, redeem or repurchase such indebtedness, provided that TKB has first requested in writing that the Company provide an alternative form of financing to TKB in an amount reasonably requested by TKB and the Company subsequently fails to provide a binding and irrevocable commitment for such financing through third party sources of financing or otherwise on or before the earlier of three (3) Business Days or five (5) days from the date of such request, (ii) to require the Company to pay the TKB Expense Reimbursement (x) if the Business Combination Agreement is terminated upon the mutual written consent of the Company and TKB, (y) if the Business Combination Agreement is terminated by TKB in order to enter into a definitive agreement providing for a TKB Superior Proposal, and (z) if Holdco fails to file or confidentially submit the Registration Statement with the U.S. Securities and Exchange Commission (the “SEC”) on or before April 17, 2023, in addition to certain previously agreed terminations of the Business Combination Agreement by the Company, (iii) to include repayment of the principal amount on loans entered into by TKB or Sponsor in compliance with the Business Combination Agreement as an amount subject to the TKB Expense Reimbursement, (iv) to increase the amount of the TKB Expense Reimbursement from $250,000 to $1,000,000, plus an additional $500,000 on account of interest or repayment premiums on principal amounts of loans entered into by TKB or Sponsor in compliance with the Business Combination Agreement, (v) to require the Company to pay the TKB Expense Reimbursement within three (3) Business Days following the termination of the Business Combination Agreement, (vi) to clarify that in no event shall the Company be obligated to pay the TKB Expense Reimbursement on more than one occasion, and (vii) to modify the definition of TKB Transaction Expenses to include payment of loans entered into by TKB or Sponsor as set forth on a schedule to the Amendment or as approved by the Company.

Other than as expressly modified pursuant to the Amendment, the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K/A filed with the SEC by the Company on January 11, 2023, remains in full force and effect. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Business Combination, Wejo and TKB intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all shareholders of Wejo and TKB. Wejo and TKB will also file other documents regarding the Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of Wejo and TKB are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Wejo and TKB through the website maintained by the SEC at www.sec.gov.

The documents filed by TKB with the SEC also may be obtained free of charge upon written request to TKB Critical Technologies 1, 400 Continental Blvd, Suite 6000, El Segundo, CA 90245 or via email at ablatteis@tkbtech.com.

The documents filed by Wejo with the SEC also may be obtained free of charge upon written request to Wejo Group Limited, ABC Building, 21-23 Quay Street, Manchester, M3 4A or via email at investor.relations@wejo.com.

Participants in the Solicitation

Wejo, TKB, and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Wejo’s or TKB’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Wejo’s or TKB’s securities, as applicable, are, or will be, contained in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report and the exhibit hereto do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report and the exhibit hereto do not constitute either advice or a recommendation regarding any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or exemptions therefrom.

Forward-Looking Information

This Current Report and the exhibit hereto contain certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report and the exhibit hereto are forward-looking statements. Forward-looking statements with respect to Wejo, TKB, and the Business Combination include statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the products and services offered by Wejo and the markets in which it operates (including future market opportunities), Wejo’s projected future results, future financial condition and performance and expected financial impacts of the Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Business Combination and the level of redemptions of TKB’s public shareholders, and Wejo’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the management of Wejo and TKB and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report and the exhibit hereto, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Wejo’s and TKB’s securities, (ii) the risk that the Business Combination may not be completed by TKB’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TKB, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the shareholders of Wejo and TKB, the satisfaction of the minimum trust account amount following any redemptions by TKB’s public shareholders (if applicable), the failure by Wejo to obtain the additional financing required to complete the Business Combination, and the receipt of certain governmental and other third-party approvals (or that such approvals result in the imposition of conditions that could reduce the anticipated benefits from the Business Combination or cause the parties to abandon the Business Combination), (iv) the lack of a fairness opinion from Wejo in determining whether or not to pursue the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Business Combination, (vi) the effect of the announcement or pendency of the Business Combination on Wejo’s business relationships, operating results, performance and business generally, (vii) risks that the Business Combination disrupts current plans and operations of Wejo and the disruption of management’s attention due to the Business Combination, (viii) the outcome of any legal proceedings that may be instituted against TKB or Wejo related to the Business Combination, (ix) the ability to maintain the listing of the securities of the surviving entity resulting from the Business Combination on a national securities exchange, (x) changes in the combined capital structure of Wejo and TKB following the Business Combination, (xi) changes in the competitive industries and markets in which Wejo operates or plans to operate, (xii) changes in laws and regulations affecting Wejo’s business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xiv) risks related to the uncertainty of Wejo’s projected financial information, (xv) risks related to Wejo’s rollout of its business and the timing of expected business milestones, (xvi) risks related to Wejo’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, inflation, supply chain constraints, and other macroeconomic factors and their impact on Wejo, its business and markets in which it operates, (xviii) the ability of Wejo to maintain relationships with customers, suppliers and others with whom Wejo does business, (xix) the potential inability of Wejo to manage growth effectively, (xx) the enforceability of Wejo’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xxi) costs or unexpected liabilities related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions, (xxii) changes to the proposed structure of the Business Combination that may be required or are appropriate as a result of applicable laws or regulations, (xxiii) the ability to recruit, train and retain qualified personnel, and (xxiv) the ability of the surviving entity resulting from the Business Combination to issue equity or obtain financing.

The foregoing list of factors that may affect the business, financial condition or operating results of TKB and/or Wejo is not exhaustive. Additional factors are set forth in their respective filings with the SEC, and further information concerning Wejo and TKB may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (a) TKB’s (i) prospectus filed with the SEC on October 28, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 14, 2022, (iii) Forms 10-Q filed with the SEC on May 13, 2022, August 12, 2022 and November 12, 2022, (b) Wejo’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022 (as amended on April 11, 2022), (iii) Forms 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 21, 2022, and (c) other documents filed or to be filed by TKB and/or Wejo with the SEC (including a registration statement on Form S-4 to be filed in connection with the Business Combination). There may be additional risks that neither TKB nor Wejo presently know or that Wejo and TKB currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. Wejo and TKB expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. Neither TKB nor Wejo gives any assurance that either TKB, Wejo or the combined company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment One to Business Combination Agreement, dated March 27, 2023, by and between Wejo Group Limited and TKB Critical Technologies 1
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: March 29, 2023

Wejo Group Limited

By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer and Director